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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): October 24, 2001

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                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        1-15951                      22-3713430
(State or other jurisdiction     (Commission File Number)             (IRS Employer
      of incorporation)                                            Identification No.)
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
             211 Mount Airy Road                                   07920
              Basking Ridge, NJ                                 (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (908) 953-6000

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ITEM 5. OTHER EVENTS.

    Attached hereto as Exhibit 12.1 is a computation of the Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Accretion for Avaya Inc., a Delaware corporation ("Avaya"), for the nine month periods ended June 30, 2001 and 2000, the fiscal years ended
September 30, 2000, 1999, 1998 and 1997 and the nine month period ended September 30, 1996.

    Attached hereto as Exhibit 99.1 is a press release disclosing the financial results of Avaya, a Delaware corporation, for the quarter and fiscal year ended September 30, 2001.

ITEM 7(C). EXHIBITS

12.1 Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Accretion.

99.1  Press Release, dated October 24, 2001.

    This current report contains forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, price and product competition, rapid technological development, dependence on new product development, the successful introduction of new products, the mix of our products and services, customer demand for our products and services, the ability to successfully integrate acquired companies, control of costs and expenses, the ability to form and implement alliances, the economic, political and other risks associated with international sales and operations, U.S. and foreign government regulation, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the other reports filed by Avaya with the Securities and Exchange Commission. Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       AVAYA INC.

Date: October 24, 2001                                 By:           /s/ GARRY K. MCGUIRE SR.
                                                            -----------------------------------------
                                                                    Name: Garry K. McGuire Sr.
                                                                  TITLE: CHIEF FINANCIAL OFFICER
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                                      II-1
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                                 EXHIBIT INDEX

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
EXHIBIT NUMBER          DESCRIPTION
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
        12.1            Computation of Ratio of Earnings to Fixed Charges and Ratio
                        of Earnings to Combined Fixed Charges and Preferred Stock
                        Accretion.

        99.1            Press Release, dated October 24, 2001.
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